LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                       OF

                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                                       AT

                              $20.00 NET PER SHARE

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 1, 2004

    THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 29, 2004, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

                     BY MAIL:                                   BY HAND/OVERNIGHT COURIER:
               The Bank of New York                                The Bank of New York
           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                       Receive & Deliver Window--Street Level
             New York, NY 10286-1248                                New York, NY 10286

                                  FOR NOTICE OF GUARANTEED DELIVERY
                                   (FOR ELIGIBLE INSTITUTIONS ONLY)
                                            BY FACSIMILE:
                                           (212) 815-6433

                               TO CONFIRM FACSIMILE TRANSMISSION ONLY:
                                           (212) 815-6212

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used if Common Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Common Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 4 of the Offer to Purchase.

---------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED*
---------------------------------------------------------------------------------------------------------------------------------
           NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON YOUR DIRECT                   COMMON SHARES TENDERED
                       REGISTRATION ACCOUNT(S))                                   (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NUMBER OF
                                                                             DIRECT         TOTAL NUMBER OF      COMMON SHARES
                                                                          REGISTRATION       COMMON SHARES     HELD IN THE DIRECT
                                                                           TRANSACTION     HELD IN THE DIRECT     REGISTRATION
                                                                          ADVICE NUMBER       REGISTRATION      SYSTEM THAT ARE
                                                                         (IF AVAILABLE)         SYSTEM*            TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

                                                                              --------------------------------------------

                                                                              --------------------------------------------

                                                                              --------------------------------------------

                                                                              --------------------------------------------
                                                                          TOTAL COMMON
                                                                             SHARES
---------------------------------------------------------------------------------------------------------------------------------
      *      Need not be completed by stockholders tendering by book-entry transfer.

     **      Unless otherwise indicated, it will be assumed that all Common Shares held in Direct Registration System are being tendered. See Instruction 3.
---------------------------------------------------------------------------------------------------------------------------------

    If you wish to tender all or any part of your shares of common stock, par value $0.0001 per share, of Neuberger Berman Real Estate Income Fund Inc. (the "Common Shares"), you should either:

    - complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either mail or deliver it with any required signature guarantee and any other required documents to The Bank of New York (the "Depositary") or tender your Common Shares pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or

    - request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your Common Shares.

    If you desire to tender Common Shares and such Common Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer, you must tender such Common Shares pursuant to the guaranteed delivery procedure set forth in
Section 4 of the Offer to Purchase. See Instructions 1 and 2.

    Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to Georgeson at its respective address and telephone numbers set forth on the last page of this Letter of Transmittal.

                                METHOD OF TENDER

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

/ / CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution
                                   ---------------------------------------------

    Account Number
                    ------------------------------------------------------------

    Transaction Code Number
                             ---------------------------------------------------


/ / CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:


    Name(s) of Tendering Stockholder(s)
                                         ---------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                        ------------------------

    Name of Institution which Guaranteed Delivery
                                                    ----------------------------

    If delivery is by book-entry transfer:

    Name of Tendering Institution
                                   ---------------------------------------------

    Account Number
                    ------------------------------------------------------------

    Transaction Code Number
                             ---------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to Neuberger Berman Real Estate Income
Fund Inc. (the "Fund"), a Maryland corporation, the above-described shares of common stock, par value $0.0001 per share (the "Common Shares"), pursuant to the Fund's offer to purchase up to 943,704 Common Shares at $20.00 per Common Share net to the seller in cash without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 1, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). All Common Shares tendered and purchased will include the tender and purchase of the associated Common Share purchase rights issued pursuant to the Rights Agreement between the Fund and The Bank of New York, as rights agent, dated September 23, 2004, and, unless the context otherwise requires, all references in this document to "Common Shares" include the associated Common Share purchase rights.

    Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Common Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Common Shares that are being tendered hereby (and any and all other Common Shares or other securities issued or issuable in respect thereof on or after the date hereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares (and all such other Common Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) transfer ownership of such Common Shares (and all such other Common Shares or securities) on the Direct Registration System or on the account books maintained by the Book-Entry Transfer Facility, as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund, (ii) present such Common Shares (and all such other Common Shares or securities) for transfer on our books and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and all such other Common Shares or securities), all in accordance with the terms of the Offer.

    The undersigned understands that if more than 943,704 Common Shares are validly tendered and not withdrawn prior to the expiration date of the Offer, the Fund will accept for payment and pay for only 943,704 Common Shares on a pro rata basis (with appropriate adjustment to avoid purchase of fractional Common Shares) based on the number of Common Shares properly tendered by each stockholder prior to the expiration date of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby (and any and all other Common Shares or other securities issued or issuable in respect thereof on or after the date hereof) and that when the same are accepted for payment by the Fund, the Fund will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby (and all such other Common Shares or securities).

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Common Shares purchased, and return any Common Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Common Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of the Common Shares purchased and issue a Direct Registration Transaction Advice for any Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Common Shares purchased and return any Common Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates for Common Shares to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation, pursuant to the "Special Payment Instructions", to transfer any Common Shares from the name of the registered holder(s) thereof if the Fund does not accept for payment any of the Common Shares so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

      To be completed ONLY if the check for the purchase price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Shares not tendered or not purchased is to be issued in the name of someone other than the undersigned or to the undersigned shown below the undersigned's signature(s).

    Mail: / / check
         / /  Direct Transaction Registration Advice to:


Name:     ---------------------------------
                    (PLEASE PRINT)

Address:
          ---------------------------------

--------------------------------------------
                                    ZIP CODE

--------------------------------------------
      (TAXPAYER IDENTIFICATION OR NO.)


------------------------------------------------

------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

      To be completed ONLY if the check for the purchase price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Shares not tendered or not purchased is to be mailed to someone other than the undersigned or to the undersigned shown below the undersigned's signature(s).

    Mail: / / check
         / /  Direct Transaction Registration Advice to:


Name:     ---------------------------------
                    (PLEASE PRINT)

Address:
          ---------------------------------

--------------------------------------------
                                    ZIP CODE

--------------------------------------------
      (TAXPAYER IDENTIFICATION OR NO.)


------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     (SIGNATURE(S) OF OWNERS)


Dated:  -------------------


Name(s)  ------------------------------------------------------------

---------------------------------------------------------------------
                           (PLEASE PRINT)


Capacity (full title)  ---------------------------------------------------------


Address  ------------------------------------------------------------
                              (INCLUDE ZIP CODE)


Area Code and Telephone Number
                              --------------------------------------------------

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Direct Registration Account(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 4)


Authorized Signature:
                      ----------------------------------------------------------


Name:  ------------------------------------------------------------


Title:  ------------------------------------------------------------
                           (PLEASE TYPE OR PRINT)


Name of Firm:
              ------------------------------------------------------------

Address:
           ------------------------------------------------------------
                                (INCLUDE ZIP CODE)


Area Code and Telephone No.:
                              --------------------------------------------------


Dated:  -------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                                   PART I--TAXPAYER                        Social Security Number
FORM W-9                                     IDENTIFICATION NO.--FOR                           OR
DEPARTMENT OF THE TREASURY                   ALL ACCOUNTS.                       Employee Identification Number
INTERNAL REVENUE SERVICE
                                                                             ---------------------------------------

                                             -----------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER                 Enter your taxpayer                             PART II
IDENTIFICATION NO.                           identification number in
                                             the appropriate box. For         FOR PAYEES EXEMPT FROM BACKUP PAYER'S
                                             most individuals and sole        REQUEST FOR WITHHOLDING (SEE ENCLOSED
                                             proprietors, this is your                     GUIDELINES)
                                             Social Security Number.
                                             For other entities, it is
                                             your Employer
                                             Identification Number. If
                                             you do not have a number,
                                             see "How to Obtain a TIN"
                                             in the enclosed
                                             Guidelines. Note: If the
                                             account is in more than
                                             one name, see the chart on
                                             page 2 of the enclosed
                                             Guidelines to determine
                                             what number to enter.
                                             -----------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I
     intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)  I am a U.S. Person (or resident alien); and

(4)  Any information provided on this form is true, correct and complete.
--------------------------------------------------------------------------------------------------------------------


Signature:
            ------------------------------------------------------------

Dated:
            ------------------------------------------------------------


--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Common Shares are tendered for the account of an Eligible Institution. See Instruction 4.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND COMMON SHARES. This Letter of Transmittal is to be used if either Common Shares are held in the Direct Registration System or, unless an Agent's Message is utilized, delivery of Common Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. Certificates for all physically delivered Common Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Common Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Common Shares and all other required documents to the Depositary by the Expiration Date must tender their Common Shares pursuant to the guaranteed delivery procedure set forth in
Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Fund must be received by the Depositary by the Expiration Date and (iii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee or an Agent's Message and any other documents required by the Letter of Transmittal and, for Common Shares held in street name, confirmation of a book-entry transfer of such Common Shares into the Depositary's account at the Book-Entry Transfer Facility, are received by the Depositary within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Common Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Common Shares.

    3. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Common Shares represented or held on the books of The Bank of New York through its Direct Registration System are to be tendered, fill in the number of Common Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new Direct Registration Transaction Advice for the remainder of the Common Shares not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Common Shares delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    4. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as registered in the Direct Registration System without alteration or any change whatsoever.

    If any of the Common Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Common Shares tendered hereby are registered in different names on different Direct Registration Accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different accounts.

    If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements or separate stock powers are required unless payment of the purchase price is to be made, or Common Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Letter of Transmittal must be accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Direct Registration Accounts for such Common Shares. Signature(s) on any such stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Fund of the authority of such person so to act must be submitted.

    5. STOCK TRANSFER TAXES. The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Common Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Common Shares to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

    6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Common Shares purchased is to be issued, or any Common Shares not tendered or not purchased or not delivered to the Depositary are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Direct Registration Transaction Advice for Common Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Common Shares by book-entry transfer may request that Common Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Common Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

    7. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Common Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Common Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    8. WAIVER OF CONDITIONS. Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any Common Shares tendered.

    Any questions and requests for assistance may be directed to the Information Agent at its telephone numbers and location listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Common Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:


If you have any questions or need assistance in this matter, please
               contact our Information Agent:

                            logo

         Georgeson Shareholder Communications Inc.
                17 State Street, 10th Floor
                     New York, NY 10004

   Banks and Brokerage Firms please call: (212) 440-9800
          All Others Call Toll-Free: 877-255-0133

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

--------------------------------------------------------  ---------------------------------------------------
                                                                                       EMPLOYER
                                  GIVE THE SOCIAL                                      IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:         SECURITY NUMBER OF--    FOR THIS TYPE OF ACCOUNT:    NUMBER OF--
--------------------------------------------------------  ---------------------------------------------------
1.   The individual               The individual           6.  A valid trust, estate,  The legal entity(4)
                                                               or pension trust

2.   Two or more individuals      The actual owner of      7.  Corporate               The corporation
     (joint or, account)          the account if
                                  combined funds, the
                                  first individual on
                                  the account(1)

3.   Custodian account of a       The Minor(2)             8.  Association, club,      The organization
     minor (Uniform Gift to                                    religious, The
     Minors Act)                                               organization
                                                               charitable,
                                                               educational, or other
                                                               tax-exempt
                                                               organization account

4.   a    The usual revocable     The grantor-trustee(1)   9.  Partnership             The partnership
          savings trust account
          (grantor is also
          trustee)
     b    So-called trust         The actual owner(1)     10.  A broker or registered  The broker or nominee
          account that is not a                                nominee
          legal or valid trust
          under State law

5.   Sole proprietorship          The owner(3)            11.  Account with the        The public entity
                                                               Department of
                                                               Agriculture in the
                                                               name of a public
                                                               entity (such as a
                                                               State or local
                                                               government, school
                                                               district, or prison)
                                                               that receives
                                                               agricultural program
                                                               payments
--------------------------------------------------------  ---------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust.

(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)


NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

    If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from withholding include:

    - An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(2), if the account satisfies the requirements of Section 401(f)(7).

    - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

    - An international organization or any agency or instrumentality thereof.

    - A foreign government and any political subdivision, agency or instrumentality thereof.

    Payees that may be exempt from backup withholding include:

    - A corporation.

    - A financial institution.

    - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An entity registered at all times during the tax year under the investment Company Act of 1940.

    - A middleman known in the investment community as a nominee or custodian.

    - A futures commission merchant registered with the Commodity Futures Trading Commission.

    - A foreign central bank of issue.

    Payments of dividends and patronage dividends generally exempt from backup withholding include:

    - Payments to nonresident aliens subject to withholding under Section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

    Payments of interest generally exempt from backup withholding include:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid to you.

    Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

    EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.

    PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.